#950 – 1130 West Pender St
Vancouver BC V6E 4A4

March 31, 2014

Re:	Convertible Debenture Dated November 30, 2010.

To:	Matthew Ihrke

On or about November 30, 2010, you entered into a convertible debenture financing with Lexaria Corp, for the principal amount of US$50,000 that you loaned to the Company. The convertible debenture agreement has since been extended by mutual consent.

As of March 31, 2014 there is a balance owing of $33,333.33 to you.

On March 21, 2014 there was an email exchange of information (attached) during which the Company answered your questions regarding debt conversion to the best of its ability. The Company believes the information it provided to be correct, but always urges you to obtain your own legal advice as you feel necessary.

You have informed the Company in writing on March 21, 2014 that you would like to exercise clause 7 (a) of the convertible debenture and convert the balance owed to you, into common shares as per the terms of clause 7 (a), reproduced below for your convenience.

7. Conversion.

a) Voluntary Conversion. Subject to forced conversion or earlier repayment, the outstanding principal amount and any accured interest thereon of a Note may be converted at the sole option of the Holder, at any time and from time to time prior to the Maturity Date into Units of the Company at the price of US $0.35 (the “Conversion Price”) per Unit (subject to the limitations on conversion set forth in Section 7(f) hereof). Each Unit is comprised of one Share and one non-transferable Warrant. Each Warrant entitles the holder to purchase one additional Share at an exercise price of US $0.40 per Warrant from the earlier of (i) the Maturity Date or (ii) one year after the conversion of the Debenture.

As per your instructions we are preparing to convert $33,333.33 dollars of debt owed by the Company to you, into 95,238 restricted common shares of Lexaria Corp. and 95,238 warrants valid to purchase an additional 95,238 restricted common shares of Lexaria Corp at a price of $0.4 0 and valid for one year from the date of issuance.

Please note that after the warrants are issued, there is a clause th hat can create a mandatory conversion of warrant, which is reproduced below for your convenience.

d)

Mandatory Conversion of Warrant. Subject to the conversion of the Note, in the event that the Company’s common shares, at any time after 6 months and 1 day have elapsed from the Issue Date, as listed on a Principal Market – currently the US OTC Bulletin Board with symbol LXRP - as quoted by Bloomberg L.P. has been at or above US$0.80 for a period of 10 consecutive trading days, the Company may thereafter issue to the Holders a written notice advising of the accelerated expiry of the Warrants (subject to the limitations on conversion set forth in Section 7(f) hereof). Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date,

We require from your signature at the bottom of this letter, signifying your acknowledgement and recognition of the terms within, and we also require a signature from you on the MUTUAL RELEASE, attached. Upon receipt of your signature we will prepare the treasury order to have your share certificate printed and sent to you. Please provide us with delivery instructions.

Sincerely,

Chief Executive Officer
Lexaria Corp.	____________________________ Matthew Ihrke

March 21, 2014 Email exchange.

On Fri, Mar 21, 2014 at 8:01 AM, james ihrke <thechiefathome@comcast.net> wrote:

Chris, here are the questions that Matt and I have regarding the conversion of the debenture:

1. How long do we have to hold the shares after conversion ( We have heard 4 months and 6 months and on what date does the holding period start ?

You guys are Americans - all securities issued in the USA to US Persons have a 6 month and 1 day hold period unless qualified with a prospectus.

2. If we convert we get warrants. Does the same holding period apply to our ability to exercise the warrants, and if we exercise the warrants, is there any further holding period applicable to the shares we get on exercise ?

You get warrants and you could exercise those warrants the first day you receive them. The common shares that will be issued from the warrants, will once again have a 6 month and 1 day restricted period.

3. I never got an original of the signed debenture and Matt either never got an original or it was lost in a flood of his basement. Is this an issue and if so how, do we deal with it ?

Hmm.... well I cannot say what we have in our filing cabinets but we may or may not have the originals. Regardless, you are creditors of record, and there were less than a dozen persons who participated, so if you need it, we can issue you a replacement warrant certificate/other paperwork.

4. How long do we now have to exercise the conversion and then the warrants after we convert? It would seem that it would be until 12/1/14, since that is the extended “maturity date” of the debenture.

It will be the LESSOR of 5 years from the original date of issuance (which I believe from memory was Nov 30, 2010) OR the date the debt is extinguished. 5 years is the longest period by law a convertible instrument can be in effect under Canadian law. Remember we are going to start paying down principal monthly, beginning next week.

5. Under the original debenture, the company has the option to c ompel the conversion if the stock price hits $.75 for 10 consecutive days and accelerate the warrant exercise period if the stock similiarly hits $.80 Is this some thing the company would contemplate doing ?

That's a use-it-or-lose-it provision. It is up to the Board's discretion and we would have a Board meeting if those circumstances are reached, to decide whether we would instigate it or not.

6. What are the mechanics of converting ? Do we call you and you will then send us the paper work, etc?

You can send an email or a letter and we could then get it all rolling.

7. If we convert only a portion of the debt, will the company continue to pay the remaining principal over the remaining months until 12/1/14?

Yes. You can convert any part and of course the balance still remains payable, and we plan to pay off any balance we have over the next 10 months now that we have the capital. AND you can convert more than once. So you could do 30% now; 30% of the declining balance 60 days from now, and receive the balance owed in cash.

I've cc'd our CFO on this to keep her (Bal) in the loop. Your whole family have been great to us and stuck by us in the tough times. We are happy to work with you to the fullest extent we can.

Cheers,
Chris

#950 – 1130 West Pender St
Vancouver BC V6E 4A4

March 31, 2014

Re:	Convertible Debenture Dated November 30, 2010.

To:	James Ihrke

On or about November 30, 2010, you entered into a convertible debenture financing with Lexaria Corp, for the principal amount of US$100,000 that you loaned to the Company. The convertible debenture agreement has since been extended by mutual consent.

As of March31, 2014 there is a balance owing of $60,0000 to you.

On March 21, 2014 there was an email exchange of information (attached) during which the Company answered your questions regarding debt conversion to the best of its ability. The Company believes the information it provided to be correct, but always urges you to obtain your own legal advice as you feel necessary.

You have informed the Company in writing on March 21, 2014 that you would like to exercise clause 7 (a) of the convertible debenture and convert the balance owed to you, into common shares as per the terms of clause 7 (a), reproduced below for your convenience.

7. Conversion.

a) Voluntary Conversion. Subject to forced conversion or earlier repayment, the outstanding principal amount and any accured interest thereon of a Note may be converted at the sole option of the Holder, at any time and from time to time prior to the Maturity Date into Units of the Company at the price of US $0.35 (the “Conversion Price”) per Unit (subject to the limitations on conversion set forth in Section 7(f) hereof). Each Unit is comprised of one Share and one non-transferable Warrant. Each Warrant entitles the holder to purchase one additional Share at an exercise price of US $0.40 per Warrant from the earlier of (i) the Maturity Date or (ii) one year after the conversion of the Debenture.

As per your instructions we are preparing to convert $60,000 dollars of debt owed by the Company to you, into 171,428 restricted common shares of Lexaria Corp. and 171,428 warrants valid to purchase an additional 171,428 restricted common shares of Lexaria Corp at a price of $0.4 0 and valid for one year from the date of issuance.

Please note that after the warrants are issued, there is a clause that can create a mandatory conversion of warrant, which is reproduced below for your convenience.

d)

Mandatory Conversion of Warrant. Subject to the conversion of the Note, in the event that the Company’s common shares, at any time after 6 months and 1 day have elapsed from the Issue Date, as listed on a Principal Market – currently the US OTC Bulletin Board with symbol LXRP - as quoted by Bloomberg L.P. has been at or above US$0.80 for a period of 10 consecutive trading days, the Company may thereafter issue to the Holders a written notice advising of the accelerated expiry of the Warrants (subject to the limitations on conversion set forth in Section 7(f) hereof). Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date,

We require from your signature at the bottom of this letter, signifying your acknowledgement and recognition of the terms within, and we also require a signature from you on the MUTUAL RELEASE, attached. Upon receipt of your signature we will prepare the treasury order to have your share certificate printed and sent to you. Please provide us with delivery instructions.

Sincerely,

Chief Executive Officer
Lexaria Corp.	______________________________ James Ihrke

March 21, 2014 Email exchange.

On Fri, Mar 21, 2014 at 8:01 AM, james ihrke <thechiefathome@comcast.net> wrote:

Chris, here are the questions that Matt and I have regarding the conversion of the debenture:

1. How long do we have to hold the shares after conversion ( We have heard 4 months and 6 months and on what date does the holding period start ?

You guys are Americans - all securities issued in the USA to US Persons have a 6 month and 1 day hold period unless qualified with a prospectus.

2. If we convert we get warrants. Does the same holding period apply to our ability to exercise the warrants, and if we exercise the warrants, is there any further holding period applicable to the shares we get on exercise ?

You get warrants and you could exercise those warrants the first day you receive them. The common shares that will be issued from the warrants, will once again have a 6 month and 1 day restricted period.

3. I never got an original of the signed debenture and Matt either never got an original or it was lost in a flood of his basement. Is this an issue and if so how, do we deal with it ?

Hmm.... well I cannot say what we have in our filing cabinets but we may or may not have the originals. Regardless, you are creditors of record, and there were less than a dozen persons who participated, so if you need it, we can issue you a replacement warrant certificate/other paperwork.

4. How long do we now have to exercise the conversion and then the warrants after we convert? It would seem that it would be until 12/1/14, since that is the extended “maturity date” of the debenture.

It will be the LESSOR of 5 years from the original date of issuance (which I believe from memory was Nov 30, 2010) OR the date the debt is extinguished. 5 years is the longest period by law a convertible instrument can be in effect under Canadian law. Remember we are going to start paying down principal monthly, beginning next week.

5. Under the original debenture, the company has the option to c ompel the conversion if the stock price hits $.75 for 10 consecutive days and accelerate the warrant exercise period if the stock similiarly hits $.80 Is this some thing the company would contemplate doing ?

That's a use-it-or-lose-it provision. It is up to the Board's discretion and we would have a Board meeting if those circumstances are reached, to decide whether we would instigate it or not.

6. What are the mechanics of converting ? Do we call you and you will then send us the paper work, etc?

You can send an email or a letter and we could then get it all rolling.

7. If we convert only a portion of the debt, will the company continue to pay the remaining principal over the remaining months until 12/1/14?

Yes. You can convert any part and of course the balance still remains payable, and we plan to pay off any balance we have over the next 10 months now that we have the capital. AND you can convert more than once. So you could do 30% now; 30% of the declining balance 60 days from now, and receive the balance owed in cash.

I've cc'd our CFO on this to keep her (Bal) in the loop. Your whole family have been great to us and stuck by us in the tough times. We are happy to work with you to the fullest extent we can.

Cheers,
Chris

#950 – 1130 West Pender St
Vancouver BC V6E 4A4

March 31, 2014

Re:	Convertible Debenture Dated November 30, 2010.

To:	Cielo Investments LLC

On or about November 30, 2010, you entered into a convertible debenture financing with Lexaria Corp, for the principal amount of US$250,000 that you loaned to the Company. The convertible debenture agreement has since been extended by mutual consent.

As of March 31, 2014 there is a balance owing of $150,000 to you. Lexaria agrees to pay to you $50,000 of this balance upon signing, leaving a principal balance of $100,000.

You have informed the Company in writing on or about March 23, 2014 that you would like to exercise clause 7 (a) of the convertible debenture and convert the balance owe ed to you, into common shares as per the terms of clause 7 (a), reproduced below for your convenience.

7. Conversion.

a) Voluntary Conversion. Subject to forced conversion or earlier repayment, the outstanding principal amount and any accured interest thereon of a Note may be converted at the sole option of the Holder, at any time and from time to time prior to the Maturity Date into Units of the Company at the price of US $0.35 (the “Conversion Price”) per Unit (subject to the limitations on conversion set forth in Section 7(f) hereof). Each Unit is comprised of one Share and one non-transferable Warrant. Each Warrant entitles the holder to purchase one additional Share at an exercise price of US $0.40 per Warrant from the earlier of (i) the Maturity Date or (ii) one year after the conversion of the Debenture.

As per your instructions we are preparing to convert $100,000 dollars of debt owed by the Company to you, into 285,714 restricted common shares of Lexaria Corp. and 285,714 warrants valid to purchase an additional 285,714 restricted common shares of Lexaria Corp at a price of $0.4 0 and valid for one year from the date of issuance.

Please note that after the warrants are issued, there is a clause th hat can create a mandatory conversion of warrant, which is reproduced below for your convenience.

d) Mandatory Conversion of Warrant. Subject to the conversion of the Note, in the event that the Company’s common shares, at any time after 6 months and 1 day have elapsed from the Issue Date, as listed on a Principal Market – currently the US OTC Bulletin Board with symbol LXRP - as quoted by Bloomberg L.P. has been at or above US$0.80 for a period of 10 consecutive trading days, the Company may thereafter issue to the Holders a written notice advising of the accelerated expiry of the Warrants (subject to the limitations on conversion set forth in Section 7(f) hereof). Such written notice shall identify in reasonable detail the particulars of the acceleration event and identify the date (the "Warrant Accelerated Expiry Date") set for accelerated expiry, which in no event shall be less than 30 days after the mailing date of the written notice. For greater certainty, all Warrants shall expire and be of no further force or effect as of 4:30 pm (Pacific Time) on the Warrant Accelerated Expiry Date,

We require from your signature at the bottom of this letter, signifying your acknowledgement and recognition of the terms within, and we also require a signature from you on the MUTUAL RELEASE, attached. Upon receipt of your signature we will prepare the treasury order to have your share certificate printed and sent to you. Please provide us with delivery instructions.

Sincerely,

Chris Bunka,
Chief Executive Officer
Lexaria Corp.	___________________________________________________ Charles B Peng, for Cielo Investments LLC